                                                                    EXHIBIT 4(a)

                       NINETY-SIXTH SUPPLEMENTAL INDENTURE

                        PROVIDING AMONG OTHER THINGS FOR

                              FIRST MORTGAGE BONDS,

                  $150,000,000 4.40% SERIES DUE 2009, SERIES K,

                  $150,000,000 4.40% SERIES DUE 2009, SERIES N,

                  $300,000,000 5.00% SERIES DUE 2012, SERIES L,

                  $300,000,000 5.00% SERIES DUE 2012, SERIES O,

                  $350,000,000 5.50% SERIES DUE 2016, SERIES M

                                       AND

                  $350,000,000 5.50% SERIES DUE 2016, SERIES P

                                 --------------

                           DATED AS OF AUGUST 17, 2004

                                 --------------

                            CONSUMERS ENERGY COMPANY

                                       TO

                              JPMORGAN CHASE BANK,

                                     TRUSTEE

                                                         Counterpart _____ of 80

            THIS NINETY-SIXTH SUPPLEMENTAL INDENTURE, dated as of August 17, 2004 (herein sometimes referred to as "this Supplemental Indenture"), made and entered into by and between CONSUMERS ENERGY COMPANY, a corporation organized and existing under the laws of the State of Michigan, with its principal executive office and place of business at One Energy Plaza, in Jackson, Jackson County, Michigan 49201, formerly known as Consumers Power Company (hereinafter sometimes referred to as the "Company"), and JPMORGAN CHASE BANK, a corporation organized and existing under the laws of the State of New York, with its corporate trust offices at 4 New York Plaza, New York, New York 10004 (hereinafter sometimes referred to as the "Trustee"), as Trustee under the Indenture dated as of September 1, 1945 between Consumers Power Company, a Maine corporation (hereinafter sometimes referred to as the "Maine corporation"), and City Bank Farmers Trust Company (Citibank, N.A., successor, hereinafter sometimes referred to as the "Predecessor Trustee"), securing bonds issued and to be issued as provided therein (hereinafter sometimes referred to as the "Indenture"),

            WHEREAS at the close of business on January 30, 1959, City Bank Farmers Trust Company was converted into a national banking association under the title "First National City Trust Company"; and

            WHEREAS at the close of business on January 15, 1963, First National City Trust Company was merged into First National City Bank; and

            WHEREAS at the close of business on October 31, 1968, First National City Bank was merged into The City Bank of New York, National Association, the name of which was thereupon changed to First National City Bank; and

            WHEREAS effective March 1, 1976, the name of First National City Bank was changed to Citibank, N.A.; and

            WHEREAS effective July 16, 1984, Manufacturers Hanover Trust Company succeeded Citibank, N.A. as Trustee under the Indenture; and

            WHEREAS effective June 19, 1992, Chemical Bank succeeded by merger to Manufacturers Hanover Trust Company as Trustee under the Indenture; and

            WHEREAS effective July 15, 1996, The Chase Manhattan Bank (National Association), merged with and into Chemical Bank which thereafter was renamed The Chase Manhattan Bank; and

            WHEREAS effective November 11, 2001, The Chase Manhattan Bank merged with Morgan Guaranty Trust Company of New York and the surviving corporation was renamed JPMorgan Chase Bank; and

            WHEREAS the Indenture was executed and delivered for the purpose of securing such bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being limited to $5,000,000,000 at any one time outstanding (except as provided in Section 2.01 of the Indenture), and the Indenture describes and sets forth the property conveyed thereby and is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

            WHEREAS the Indenture has been supplemented and amended by various indentures supplemental thereto, each of which is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

            WHEREAS the Company and the Maine corporation entered into an Agreement of Merger and Consolidation, dated as of February 14, 1968, which provided for the Maine corporation to merge into the Company; and

            WHEREAS the effective date of such Agreement of Merger and Consolidation was June 6, 1968, upon which date the Maine corporation was merged into the Company and the name of the Company was changed from "Consumers Power Company of Michigan" to "Consumers Power Company"; and

            WHEREAS the Company and the Predecessor Trustee entered into a Sixteenth Supplemental Indenture, dated as of June 4, 1968, which provided, among other things, for the assumption of the Indenture by the Company; and

            WHEREAS said Sixteenth Supplemental Indenture became effective on the effective date of such Agreement of Merger and Consolidation; and

            WHEREAS the Company has succeeded to and has been substituted for the Maine corporation under the Indenture with the same effect as if it had been named therein as the mortgagor corporation; and

            WHEREAS effective March 11, 1997, the name of Consumers Power Company was changed to Consumers Energy Company; and

            WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 4.40% Series due 2009, Series K, each of which bonds shall also bear the descriptive title "First Mortgage Bonds" (hereinafter provided for and hereinafter sometimes referred to as the "2009 Bonds, Series K"), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature August 15, 2009; and

            WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 5.00% Series due 2012, Series L, each of which bonds shall also bear the descriptive title "First Mortgage Bonds" (hereinafter provided for and hereinafter sometimes referred to as the "2012 Bonds, Series L"), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature February 15, 2012; and

            WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 5.50% Series due 2016, Series M, each of which bonds shall also bear the descriptive title "First Mortgage Bonds" (hereinafter provided for and hereinafter sometimes referred to as the "2016 Bonds, Series M"), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature August 15, 2016; and

            WHEREAS the Company and Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., ABN AMRO Incorporated, BNP Paribas Securities Corp., Comerica Securities, Inc., Fifth Third Securities, Inc., Huntington Capital Corp., J.P. Morgan Securities Inc. and Wedbush Morgan Securities Inc., (the "Initial Purchasers") have entered into a Purchase Agreement dated August 11, 2004 (the "Purchase Agreement"), pursuant to which the Company agreed to sell and the Initial Purchasers agreed to buy $150,000,000 in aggregate principal amount of 2009 Bonds, Series K, $300,000,000 of 2012 Bonds, Series L and $350,000,000 of 2016
Bonds, Series M (such 2009 Bonds, Series K, 2012 Bonds, Series L and 2016 Bonds, Series M together, the "Initial Bonds"); and

            WHEREAS the Company and the Initial Purchasers have entered into a Registration Rights Agreement dated as of August 17, 2004 (the "Registration Rights Agreement"); and

            WHEREAS the Registration Rights Agreement requires the Company to use its reasonable best efforts to make an Exchange Offer (as defined therein) which would allow (i) the Initial Purchasers, or permitted successor holders, of the 2009 Bonds, Series K to exchange such bonds for bonds not subject to certain restrictions under the Securities Act of 1933, as amended (the "Securities Act") or to cause a Shelf Registration Statement (as defined in the Registration Rights Agreement) to be declared effective with respect to the 2009 Bonds, Series K, (ii) the Initial Purchasers, or permitted successor holders, of the 2012 Bonds, Series L to exchange such bonds for bonds not subject to certain restrictions under the Securities Act or to cause a Shelf Registration Statement (as defined in the Registration Rights Agreement) to be declared effective with respect to the 2012 Bonds, Series L, and (iii) the Initial Purchasers, or permitted successor holders, of the 2016 Bonds, Series M to exchange such bonds for bonds not subject to certain restrictions under the Securities Act or to cause a Shelf Registration Statement (as defined in the Registration Rights Agreement) to be declared effective with respect to the 2016 Bonds, Series M; and

            WHEREAS the Company has duly determined to create, and does hereby create, a series of bonds under the Indenture to be issued in exchange for the 2009 Bonds, Series K, such bonds to be designated 4.40% Series due 2009, Series N, each of which bonds shall also bear the descriptive title "First Mortgage Bonds" (the "2009 Bonds, Series N"), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature August 15, 2009; and

            WHEREAS the Company has duly determined to create, and does hereby create, a series of bonds under the Indenture to be issued in exchange for the 2012 Bonds, Series L, such bonds to be designated 5.00% Series due 2012, Series O, each of which bonds shall also bear the descriptive title "First Mortgage Bonds" (the "2012 Bonds, Series O"), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature February 15, 2012; and

            WHEREAS the Company has duly determined to create, and does hereby create, a series of bonds under the Indenture to be issued in exchange for the 2016 Bonds, Series M, such bonds to be designated 5.50% Series due 2016, Series P, each of which bonds shall also bear the descriptive title "First Mortgage Bonds" (the "2016 Bonds, Series P" and, together with the 2009 Bonds, Series N and the 2012 Bonds, Series O the "Exchange Bonds"), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature August 15, 2016; and

            WHEREAS, each of the registered bonds without coupons of 2009 Bonds, Series K, and the Trustee's Authentication Certificate thereon, each of the registered bonds without coupons of the 2009 Bonds, Series N, and the Trustee's Authentication Certificate thereon, each of the registered bonds without coupons of the 2012 Bonds, Series L, and the Trustee's Authentication Certificate thereon, each of the registered bonds without coupons of the 2012 Bonds, Series O, and the Trustee's Authentication Certificate thereon, each of the registered bonds without coupons of 2016 Bonds, Series M, and the Trustee's Authentication Certificate thereon, and each of the registered bonds without coupons of 2016 Bonds, Series P, and the Trustee's Authentication Certificate thereon, are to be substantially in the following forms, respectively, to wit:

              [FORM OF REGISTERED BOND OF THE 2009 BONDS, SERIES K]

                                     [FACE]

            THIS BOND IS A GLOBAL BOND REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BONDS REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), A NEW YORK CORPORATION (THE "DEPOSITARY"), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER,

PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

            THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,
(5) TO CONSUMERS ENERGY COMPANY OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                            CONSUMERS ENERGY COMPANY
                               FIRST MORTGAGE BOND
                         4.40% SERIES DUE 2009, SERIES K

CUSIP: _______
                                                                    $150,000,000

ISIN: ________

No.: ________________

            CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Fifty Million Dollars ($150,000,000) on August 15, 2009, and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to February 15, 2005, in which case from August 17, 2004 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is February 15, 2005, from August 17, 2004), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on February 15 and August 15 in each year. If the Company does not comply with certain of its obligations under the Registration Rights Agreement entered into by the Company as of August 17, 2004 (in which case the Company shall notify the Trustee thereof), the bonds of this series shall, in accordance with Section 5 of such Registration Rights Agreement, bear additional interest ("Additional Interest") in addition to the interest provided for in the immediately preceding sentence. For purposes of the bonds of this series, the term "interest" shall be deemed to include interest provided for in the second immediately preceding sentence and Additional Interest, if any.

            The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

            This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

            IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

                                      CONSUMERS ENERGY COMPANY

Dated:

                                      By: _____________________________________
                                      Printed: ________________________________
                                      Title: __________________________________

Attest: _________________________

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

            This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                      JPMORGAN CHASE BANK, Trustee

                                      By: _____________________________________
                                                   Authorized Officer

                                    [REVERSE]

                            CONSUMERS ENERGY COMPANY

                               FIRST MORTGAGE BOND
                         4.40% SERIES DUE 2009, SERIES K

            The interest payable on any February 15 or August 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the first calendar day of the month next preceding such interest payment date, or, if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

            This bond is one of the bonds of a series designated as First Mortgage Bonds, 4.40% Series due 2009, Series K (sometimes herein referred to as the "2009 Bonds, Series K" or the "Bonds") issued and to be issued from time to time under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (JPMorgan Chase Bank, successor) (hereinafter sometimes referred to as the "Trustee"), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

            The 2009 Bonds, Series K are redeemable upon notice given by mailing the same, postage prepaid, not less than thirty days nor more than sixty days prior to the date fixed for redemption to each registered holder of a bond to be redeemed (in whole or in part) at the last address of such holder appearing on the registry books. Any or all of the bonds of this series may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to the greater of (1) 100% of the principal amount of the Bonds and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of principal and interest on the Bonds discounted to the redemption date semiannually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 20 basis points, plus in either case accrued interest on the Bonds to the date of redemption.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such redemption date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds.

            "Independent Investment Banker" means either Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, if such firms are unwilling or unable to select the Comparable Treasury Issues, an independent banking institution of national standing selected by the Company.

            "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (2) if such release (or any successor release) is not published or does not contain such prices on such business day, (a) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer (as defined below) and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

            "Reference Treasury Dealer" means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall replace that former dealer with another Primary Treasury Dealer and (2) up to four other Primary Treasury Dealers selected by the Company.

            "Remaining Scheduled Payments" means, with respect to each Bond to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if that redemption date is prior to an interest payment date with respect to such Bond, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that redemption date.

            In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

            The Company reserves the right, without any consent, vote or other action by holders of the 2009 Bonds, Series K or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

            No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          [END OF FORM OF REGISTERED BOND OF THE 2009 BONDS, SERIES K]

              [FORM OF REGISTERED BOND OF THE 2009 BONDS, SERIES N]

                                     [FACE]

            THIS BOND IS A GLOBAL BOND REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BONDS REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), A NEW YORK CORPORATION (THE "DEPOSITARY"), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            CONSUMERS ENERGY COMPANY
                               FIRST MORTGAGE BOND
                         4.40% SERIES DUE 2009, SERIES N

CUSIP: ________________

                                                             $150,000,000

ISIN: ________________

No.: ________________

            CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Fifty Million Dollars ($150,000,000) on August 15, 2009 and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to February 15, 2005, in which case from August 17, 2004 or unless the date hereof is after February 15, 2005 but prior to the first date when any interest hereon has been paid, in which case from the last interest payment date on the Company's First Mortgage Bonds, 4.40% Series due 2009, Series K, to which interest has been paid (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is February 15, 2005, from August 17,
2004), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on February 15 and August 15 in each year.

            The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

            This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

            IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

                                      CONSUMERS ENERGY COMPANY

Dated:

                                      By: _____________________________________
                                      Printed: ________________________________
                                      Title: __________________________________

Attest: _________________________

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

            This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                      JPMORGAN CHASE BANK, Trustee

                                      By: _____________________________________
                                                    Authorized Officer

                                    [REVERSE]

                            CONSUMERS ENERGY COMPANY

                               FIRST MORTGAGE BOND
                         4.40% SERIES DUE 2009, SERIES N

            The interest payable on any February 15 or August 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the first calendar day of the month next preceding such interest payment date, or, if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

            This bond is one of the bonds of a series designated as First Mortgage Bonds, 4.40% Series due 2009, Series N (sometimes herein referred to as the "2009 Bonds, Series N" or the "Bonds") issued and to be issued from time to time under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (JPMorgan Chase Bank, successor) (hereinafter sometimes referred to as the "Trustee"), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

            The 2009 Bonds, Series N are redeemable upon notice given by mailing the same, postage prepaid, not less than thirty days nor more than sixty days prior to the date fixed for redemption to each registered holder of a bond to be redeemed (in whole or in part) at the last address of such holder appearing on the registry books. Any or all of the bonds of this series may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to the greater of (1) 100% of the principal amount of the Bonds and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of principal and interest on the Bonds discounted to the redemption date semiannually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 20 basis points, plus in either case accrued interest on the Bonds to the date of redemption.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such redemption date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds.

            "Independent Investment Banker" means either Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, if such firms are unwilling or unable to select the Comparable Treasury Issues, an independent banking institution of national standing selected by the Company.

            "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (2) if such release (or any successor release) is not published or does not contain such prices on such business day, (a) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer (as defined below) and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

            "Reference Treasury Dealer" means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall replace that former dealer with another Primary Treasury Dealer and (2) up to four other Primary Treasury Dealers selected by the Company.

            "Remaining Scheduled Payments" means, with respect to each Bond to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if that redemption date is prior to an interest payment date with respect to such Bond, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that redemption date.

            In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent the holders of which modifications or alterations may be made as aforesaid.

            The Company reserves the right, without any consent, vote or other action by holders of the 2009 Bonds, Series N or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

            No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          [END OF FORM OF REGISTERED BOND OF THE 2009 BONDS, SERIES N]

              [FORM OF REGISTERED BOND OF THE 2012 BONDS, SERIES L]

                                     [FACE]

            THIS BOND IS A GLOBAL BOND REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BONDS REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), A NEW YORK CORPORATION (THE "DEPOSITARY"), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,
(5) TO CONSUMERS ENERGY COMPANY OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                            CONSUMERS ENERGY COMPANY
                               FIRST MORTGAGE BOND
                         5.00% SERIES DUE 2012, SERIES L

CUSIP: __________________

                                                                    $300,000,000

ISIN: __________________

No.: ________________

            CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Three Hundred Million Dollars ($300,000,000) on February 15, 2012 and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to February 15, 2005, in which case from August 17, 2004 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is February 15, 2005, from August 17, 2004), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on February 15 and August 15 in each year. If the Company does not comply with certain of its obligations under the Registration Rights Agreement entered into by the Company as of August 17, 2004 (in which case the Company shall notify the Trustee thereof), the bonds of this series shall, in accordance with Section 5 of such Registration Rights Agreement, bear additional interest ("Additional Interest") in addition to the interest provided for in the immediately preceding sentence. For purposes of the bonds of this series, the term "interest" shall be deemed to include interest provided for in the second immediately preceding sentence and Additional Interest, if any.

            The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

            This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

            IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

                                        CONSUMERS ENERGY COMPANY

Dated:

                                        By:      _______________________________
                                        Printed: _______________________________
                                        Title:   _______________________________

Attest: _________________________

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

            This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                        JPMORGAN CHASE BANK, Trustee

                                        By:_____________________________________
                                                    Authorized Officer

                                    [REVERSE]

                            CONSUMERS ENERGY COMPANY

                               FIRST MORTGAGE BOND
                         5.00% SERIES DUE 2012, SERIES L

            The interest payable on any February 15 or August 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the first calendar day of the month next preceding such interest payment date, or, if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

            This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.00% Series due 2012, Series L (sometimes herein referred to as the "2012 Bonds, Series L" or the "Bonds") issued and to be issued from time to time under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (JPMorgan Chase Bank, successor) (hereinafter sometimes referred to as the "Trustee"), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

            The 2012 Bonds, Series L are redeemable upon notice given by mailing the same, postage prepaid, not less than thirty days nor more than sixty days prior to the date fixed for redemption to each registered holder of a bond to be redeemed (in whole or in part) at the last address of such holder appearing on the registry books. Any or all of the bonds of this series may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to the greater of (1) 100% of the principal amount of the Bonds and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of principal and interest on the Bonds discounted to the redemption date semiannually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 20 basis points, plus in either case accrued interest on the Bonds to the date of redemption.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such redemption date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds.

            "Independent Investment Banker" means either Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, if such firms are unwilling or unable to select the Comparable Treasury Issues, an independent banking institution of national standing selected by the Company.

            "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (2) if such release (or any successor release) is not published or does not contain such prices on such business day, (a) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer (as defined below) and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

            "Reference Treasury Dealer" means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall replace that former dealer with another Primary Treasury Dealer and (2) up to four other Primary Treasury Dealers selected by the Company.

            "Remaining Scheduled Payments" means, with respect to each Bond to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if that redemption date is prior to an interest payment date with respect to such Bond, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that redemption date.

            In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

            The Company reserves the right, without any consent, vote or other action by holders of the 2012 Bonds, Series L or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

            No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          [END OF FORM OF REGISTERED BOND OF THE 2012 BONDS, SERIES L]

              [FORM OF REGISTERED BOND OF THE 2012 BONDS, SERIES O]

                                     [FACE]

            THIS BOND IS A GLOBAL BOND REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BONDS REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), A NEW YORK CORPORATION (THE "DEPOSITARY"), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY

PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            CONSUMERS ENERGY COMPANY
                               FIRST MORTGAGE BOND
                         5.00% SERIES DUE 2012, SERIES O

CUSIP: __________________

                                                                    $300,000,000
ISIN: __________________

No.: ________________

            CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Three Hundred Million Dollars ($300,000,000) on February 15, 2012 and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to February 15, 2005, in which case from August 17, 2004 or unless the date hereof is after February 15, 2005 but prior to the first date when any interest hereon has been paid, in which case from the last interest payment date on the Company's First Mortgage Bonds, 5.00% Series due 2012, Series L, to which interest has been paid (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is February 15, 2005, from August 17, 2004), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on February 15 and August 15 in each year.

            The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

            This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

            IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

                                        CONSUMERS ENERGY COMPANY

Dated:

                                        By:      _______________________________
                                        Printed: _______________________________
                                        Title:   _______________________________

Attest: _________________________

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

            This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                        JPMORGAN CHASE BANK, Trustee

                                        By:_____________________________________
                                                    Authorized Officer

                                    [REVERSE]

                            CONSUMERS ENERGY COMPANY

                               FIRST MORTGAGE BOND
                         5.00% SERIES DUE 2012, SERIES O

            The interest payable on any February 15 or August 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the first calendar day of the month next preceding such interest payment date, or, if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

            This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.00% Series due 2012, Series O (sometimes herein referred to as the "2012 Bonds, Series O" or the "Bonds") issued and to be issued from time to time under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (JPMorgan Chase Bank, successor) (hereinafter sometimes referred to as the "Trustee"), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

            The 2012 Bonds, Series O are redeemable upon notice given by mailing the same, postage prepaid, not less than thirty days but no more than sixty days prior to the date fixed for redemption to each registered holder of a bond to be redeemed (in whole or in part) at the last address of such holder appearing on the registry books. Any or all of the bonds of this series may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to the greater of (1) 100% of the principal amount of the Bonds and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of principal and interest on the Bonds discounted to the redemption date semiannually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 20 basis points, plus in either case accrued interest on the Bonds to the date of redemption.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such redemption date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds.

            "Independent Investment Banker" means either Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, if such firms are unwilling or unable to select the Comparable Treasury Issues, an independent banking institution of national standing selected by the Company.

            "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (2) if such release (or any successor release) is not published or does not contain such prices on such business day, (a) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer (as defined below) and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

            "Reference Treasury Dealer" means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall replace that former dealer with another Primary Treasury Dealer and (2) up to four other Primary Treasury Dealers selected by the Company.

            "Remaining Scheduled Payments" means, with respect to each Bond to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if that redemption date is prior to an interest payment date with respect to such Bond, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that redemption date.

            In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

            The Company reserves the right, without any consent, vote or other action by holders of the 2012 Bonds, Series O or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

            No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          [END OF FORM OF REGISTERED BOND OF THE 2012 BONDS, SERIES O]

              [FORM OF REGISTERED BOND OF THE 2016 BONDS, SERIES M]

                                     [FACE]

            THIS BOND IS A GLOBAL BOND REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BONDS REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), A NEW YORK CORPORATION (THE "DEPOSITARY"), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,
(5) TO CONSUMERS ENERGY COMPANY OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                            CONSUMERS ENERGY COMPANY
                               FIRST MORTGAGE BOND
                         5.50% SERIES DUE 2016, SERIES M

CUSIP: _______

                                                                    $350,000,000

ISIN: ________

No.: ________________

            CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Three Hundred Fifty Million Dollars ($350,000,000) on August 15, 2016, and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to February 15, 2005, in which case from August 17, 2004 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is February 15, 2005, from August 17, 2004), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on February 15 and August 15 in each year. If the Company does not comply with certain of its obligations under the Registration Rights Agreement entered into by the Company as of August 17, 2004 (in which case the Company shall notify the Trustee thereof), the bonds of this series shall, in accordance with Section 5 of such Registration Rights Agreement, bear additional interest ("Additional Interest") in addition to the interest provided for in the immediately preceding sentence. For purposes of the bonds of this series, the term "interest" shall be deemed to include interest provided for in the second immediately preceding sentence and Additional Interest, if any.

            The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

            This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

            IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

                                        CONSUMERS ENERGY COMPANY

Dated:

                                        By:      _______________________________
                                        Printed: _______________________________
                                        Title:   _______________________________

Attest: _________________________

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

            This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                        JPMORGAN CHASE BANK, Trustee

                                        By: ____________________________________
                                                      Authorized Officer

                                    [REVERSE]

                            CONSUMERS ENERGY COMPANY

                               FIRST MORTGAGE BOND
                         5.50% SERIES DUE 2016, SERIES M

            The interest payable on any February 15 or August 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the first calendar day of the month next preceding such interest payment date, or, if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

            This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.50% Series due 2016, Series M (sometimes herein referred to as the "2016 Bonds, Series M" or the "Bonds") issued and to be issued from time to time under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (JPMorgan Chase Bank, successor) (hereinafter sometimes referred to as the "Trustee"), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

            The 2016 Bonds, Series M are redeemable upon notice given by mailing the same, postage prepaid, not less than thirty days nor more than sixty days prior to the date fixed for redemption to each registered holder of a bond to be redeemed (in whole or in part) at the last address of such holder appearing on the registry books. Any or all of the bonds of this series may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to the greater of (1) 100% of the principal amount of the Bonds and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of principal and interest on the Bonds discounted to the redemption date semiannually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 25 basis points, plus in either case accrued interest on the Bonds to the date of redemption.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such redemption date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds.

            "Independent Investment Banker" means either Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, if such firms are unwilling or unable to select the Comparable Treasury Issues, an independent banking institution of national standing selected by the Company.

            "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (2) if such release (or any successor release) is not published or does not contain such prices on such business day, (a) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer (as defined below) and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

            "Reference Treasury Dealer" means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall replace that former dealer with another Primary Treasury Dealer and (2) up to four other Primary Treasury Dealers selected by the Company.

            "Remaining Scheduled Payments" means, with respect to each Bond to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if that redemption date is prior to an interest payment date with respect to such Bond, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that redemption date.

            In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

            The Company reserves the right, without any consent, vote or other action by holders of the 2016 Bonds, Series M or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

            No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          [END OF FORM OF REGISTERED BOND OF THE 2016 BONDS, SERIES M]

              [FORM OF REGISTERED BOND OF THE 2016 BONDS, SERIES P]

                                     [FACE]

            THIS BOND IS A GLOBAL BOND REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BONDS REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), A NEW YORK CORPORATION (THE "DEPOSITARY"), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            CONSUMERS ENERGY COMPANY
                               FIRST MORTGAGE BOND
                         5.50% SERIES DUE 2016, SERIES P

CUSIP: ________________

                                                                    $350,000,000

ISIN: ________________

No.: ________________

            CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Three Hundred Fifty Million Dollars ($350,000,000) on August 15, 2016 and to pay to the registered holder hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, or unless the date hereof is prior to February 15, 2005, in which case from August 17, 2004 or unless the date hereof is after February 15, 2005 but prior to the first date when any interest hereon has been paid, in which case from the last interest payment date on the Company's First Mortgage Bonds, 5.50% Series due 2016, Series M, to which interest has been paid (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is February 15, 2005, from August 17,
2004), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on February 15 and August 15 in each year.

            The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

            This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

            IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

                                        CONSUMERS ENERGY COMPANY

Dated:

                                        By: ____________________________________
                                        Printed: _______________________________
                                        Title: _________________________________

Attest: _________________________

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

            This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                        JPMORGAN CHASE BANK, Trustee

                                        By: ____________________________________
                                                      Authorized Officer

                                    [REVERSE]

                            CONSUMERS ENERGY COMPANY

                               FIRST MORTGAGE BOND
                         5.50% SERIES DUE 2016, SERIES P

            The interest payable on any February 15 or August 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the first calendar day of the month next preceding such interest payment date, or, if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

            This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.50% Series due 2016, Series P (sometimes herein referred to as the "2016 Bonds, Series P" or the "Bonds") issued and to be issued from time to time under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (JPMorgan Chase Bank, successor) (hereinafter sometimes referred to as the "Trustee"), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

            The 2016 Bonds, Series P are redeemable upon notice given by mailing the same, postage prepaid, not less than thirty days nor more than sixty days prior to the date fixed for redemption to each registered holder of a bond to be redeemed (in whole or in part) at the last address of such holder appearing on the registry books. Any or all of the bonds of this series may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to the greater of (1) 100% of the principal amount of the Bonds and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of principal and interest on the Bonds discounted to the redemption date semiannually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 25 basis points, plus in either case accrued interest on the Bonds to the date of redemption.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such redemption date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds.

            "Independent Investment Banker" means either Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, if such firms are unwilling or unable to select the Comparable Treasury Issues, an independent banking institution of national standing selected by the Company.

            "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (2) if such release (or any successor release) is not published or does not contain such prices on such business day, (a) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer (as defined below) and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

            "Reference Treasury Dealer" means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall replace that former dealer with another Primary Treasury Dealer and (2) up to four other Primary Treasury Dealers selected by the Company.

            "Remaining Scheduled Payments" means, with respect to each Bond to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if that redemption date is prior to an interest payment date with respect to such Bond, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that redemption date.

            In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent the holders of which modifications or alterations may be made as aforesaid.

            The Company reserves the right, without any consent, vote or other action by holders of the 2016 Bonds, Series P or any other series created after the Sixty-eighth Supplemental Indenture to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

            No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          [END OF FORM OF REGISTERED BOND OF THE 2016 BONDS, SERIES P]

            AND WHEREAS all acts and things necessary to make the 2009 Bonds, Series K, the 2009 Bonds, Series N, the 2012 Bonds, Series L, the 2012 Bonds, Series O, the 2016 Bonds, Series M and the 2016 Bonds, Series P (collectively referred to herein as the "Bonds"), when duly executed by the Company and authenticated by the Trustee or its agent and issued as prescribed in the Indenture, as heretofore supplemented and amended, this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to constitute the Indenture, as supplemented and amended as aforesaid, as well as by this Supplemental Indenture, a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture and the creation, execution and issuance of bonds subject to the terms hereof and of the Indenture, as so supplemented and amended, have in all respects been duly authorized;

            NOW, THEREFORE, in consideration of the premises, of the acceptance and purchase by the holders thereof of the bonds issued and to be issued under the Indenture, as supplemented and amended as above set forth, duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture and the $150,000,000 principal amount of the 2009 Bonds, Series K, the $300,000,000 principal amount of the 2012 Bonds, Series L and the $350,000,000 principal amount of the 2016 Bonds, Series M and of the Exchange Bonds, if issued, and all other bonds which shall be issued under the Indenture, as supplemented and amended from time to time, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein, and in any indenture supplemental thereto, set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, set over, warranted, alienated and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, set over, warrant, alienate and convey unto JPMorgan Chase Bank, as Trustee, as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to all the property, described in Section 14 hereof, together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, excepting, however, the property, interests and rights specifically excepted from the lien of the Indenture as set forth in the Indenture;

            TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in the foregoing granting clause, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid premises, property, franchises and rights and every part and parcel thereof;

            SUBJECT, HOWEVER, with respect to such premises, property, franchises and rights, to excepted encumbrances as said term is defined in
Section 1.02 of the Indenture, and subject also to all defects and limitations of title and to all encumbrances existing at the time of acquisition.

            TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust and their assigns forever;

            BUT IN TRUST, NEVERTHELESS, with power of sale for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under and secured by the Indenture and interest coupons appurtenant thereto, pursuant to the provisions of the Indenture and of any supplemental indenture, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture and of any supplemental indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond shall, subject to the terms thereof, be equally and proportionately secured, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery thereof;

            AND IT IS EXPRESSLY DECLARED by the Company that all bonds authenticated and delivered under and secured by the Indenture, as supplemented and amended as above set forth, are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture and indentures supplemental thereto conveyed, assigned, pledged or mortgaged, or intended so to be, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes expressed in the Indenture, as supplemented and amended as above set forth, and the parties hereto mutually agree as follows:

            SECTION 1. There is hereby created one series of bonds (the 2009 Bonds, Series K) designated as hereinabove provided, which shall also bear the descriptive title "First Mortgage Bond", and the form thereof shall be substantially as hereinbefore set forth. The 2009 Bonds, Series K shall be issued in the aggregate principal amount of $150,000,000, shall mature on August 15, 2009 and shall be issued only as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The serial numbers of the 2009 Bonds, Series K shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2009 Bonds, Series K shall bear interest at the rate per annum, until the principal thereof shall have become due and payable, specified in the title thereto, payable semi-annually on February 15 and August 15 in each year. If the Company does not comply with certain of its obligations under the Registration Rights Agreement, (in which case the Company shall notify the Trustee thereof), the 2009 Bonds, Series K shall, in accordance with Section 5 of the Registration Rights Agreement, bear additional interest ("Additional Interest") in addition to the interest provided for in the immediately preceding sentence. For purposes of this Supplemental Indenture and the 2009 Bonds, Series K, the term "interest" shall be deemed to include interest provided for in the second immediately preceding sentence and Additional Interest, if any. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose.

            SECTION 2. There is hereby created one series of bonds (the 2012 Bonds, Series L) designated as hereinabove provided, which shall also bear the descriptive title "First Mortgage Bond", and the form thereof shall be substantially as hereinbefore set forth. The 2012 Bonds, Series L shall be issued in the aggregate principal amount of $300,000,000 shall mature on February 15, 2012 and shall be issued only as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The serial numbers of the 2012 Bonds, Series L shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2012 Bonds, Series L shall bear interest at the rate per annum, until the principal thereof shall have become due and payable, specified in the title thereto, payable semi-annually on February 15 and August 15 in each year. If the Company does not comply with certain of its obligations under the Registration Rights Agreement, (in which case the Company shall notify the Trustee thereof), the 2012 Bonds, Series L shall, in accordance with Section 5 of the Registration Rights Agreement, bear Additional Interest in addition to the interest provided for in the immediately preceding sentence. For purposes of this Supplemental Indenture and the 2012 Bonds, Series L, the term "interest" shall be deemed to include interest provided for in the second immediately preceding sentence and Additional Interest, if any. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose.

            SECTION 3. There is hereby created one series of bonds (the 2016 Bonds, Series M) designated as hereinabove provided, which shall also bear the descriptive title "First Mortgage Bond", and the form thereof shall be substantially as hereinbefore set forth. The 2016 Bonds, Series M shall be issued in the aggregate principal amount of $350,000,000, shall mature on August 15, 2016 and shall be issued only as registered bonds without coupons in denominations of $1,000 and any multiple thereof. The serial numbers of the 2016 Bonds, Series M shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2016 Bonds, Series M shall bear interest at the rate per annum, until the principal thereof shall have become due and payable, specified in the title thereto, payable semi-annually on February 15 and August 15 in each year. If the Company does not comply with certain of its obligations under the Registration Rights Agreement, (in which case the Company shall notify the Trustee thereof), the 2016 Bonds, Series M shall, in accordance with Section 5 of the Registration Rights Agreement, bear Additional Interest in addition to the interest provided for in the immediately preceding sentence. For purposes of this Supplemental Indenture and the 2016 Bonds, Series M, the term "interest" shall be deemed to include interest provided for in the second immediately preceding sentence and Additional Interest, if any. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose.

            SECTION 4. The Company and the Initial Purchasers have entered into the Registration Rights Agreement. The Registration Rights Agreement provides the 2009 Bonds, Series K, the 2012 Bonds, Series L and the 2016 Bonds, Series M that are issued and sold without registration under the Securities Act may be exchanged for the 2009 Bonds, Series N, the 2012 Bonds, Series O and the 2016 Bonds, Series P, respectively, each of which will be registered under the Securities Act and will otherwise have substantially the same terms as the 2009 Bonds, Series K, the 2012 Bonds, Series L and the 2016 Bonds, Series M, respectively. In the event such exchange does not occur, the Company is required to cause a Shelf Registration Statement as defined in and pursuant to the Registration Rights Agreement to be declared effective with respect to the 2009 Bonds, Series K, the 2012 Bonds, Series L and/or the 2016 Bonds, Series M.

            SECTION 5. Terms of Bonds.

            5.01 Form of Bonds.

            (a) The 2009 Bonds, Series K, the 2012 Bonds, Series L and the 2016 Bonds, Series M offered and sold to a Qualified Institutional Buyer (within the meaning of Rule 144A under the Securities Act) in reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on Regulation S under the Securities Act ("Regulation S"), in each case as provided in the Purchase Agreement, shall in each case be issued initially in the form of one or more permanent Global Bonds in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Section 5.02(b) hereof (each, a "Restricted Global Bond"), which shall be deposited on behalf of the purchasers of the Initial Bonds represented thereby with the Trustee, at its corporate trust office, as securities custodian (or with such other securities custodian as the Depository (as defined below) may direct), and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Bonds may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided. Exchange Bonds shall be issued in global form. Exchange Bonds issued in global form and Restricted Global Bonds are sometimes referred to in this Supplemental Indenture as "Global Bonds." The Depositary for the Global Bonds shall be The Depository Trust Company, a New York corporation, or its duly appointed successor (the "Depository").

            (b)This Section 5.01(b) shall apply only to a Global Bond deposited with or on behalf of the Depository.

            The Company shall execute and the Trustee shall, in the case of each of the 2009 Bonds, Series K, the 2009 Bonds, Series N, the 2012 Bonds, Series L, the 2012 Bonds, Series O, the 2016 Bonds, Series M and the 2016 Bonds, Series P, in accordance with this Section 5.01(b), authenticate and deliver initially one or more Global Bonds that (a) shall be registered in the name of the Depository or the nominee of the Depository and (b) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instructions or held by the Trustee as securities custodian.

            Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Supplemental Indenture with respect to any Global Bond held on their behalf by the Depository or by the Trustee as the securities custodian or under such Global Bond, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Bond for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Bond.

            (c)Except as provided in this Section 5.01, Section 5.02 or Section 5.03, owners of beneficial interests in Restricted Global Bonds shall not be entitled to receive physical delivery of certificated Bonds.

            5.02 Transfer and Exchange.

            (a) Transfer and Exchange of Global Bonds.

                  (i) The transfer and exchange of Global Bonds or beneficial interests therein shall be effected through the Depository, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor.

                  (ii) Notwithstanding any other provision of this Supplemental Indenture (other than the provisions set forth in Section 5.03), a Global Bond may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (iii) In the event that a Restricted Global Bond is exchanged for Bonds in certificated registered form pursuant to Section 5.03 prior to the consummation of a registered exchange offer or the effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to such Initial Bonds, such Restricted Global Bond may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 5.02 and such other procedures as may from time to time be adopted by the Company; provided, however, the Trustee shall be notified of such event.

            (b) Legend.

                  (i) Except as permitted by the following paragraphs (ii),
      (iii) and (iv), each Bond certificate evidencing a Transfer Restricted Security (as defined in the Registration Rights Agreement) shall bear a legend in substantially the following form:

      THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")

      AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
      (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (5) TO CONSUMERS ENERGY COMPANY OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (as defined in the Registration Rights Agreement) (including any Transfer Restricted Security (as defined in the Registration Rights Agreement) represented by a Restricted Global Bond) pursuant to Rule 144, the security registrar shall, subject to approval by the Company, permit the transferee thereof to exchange such Transfer Restricted Security (as defined in the Registration Rights Agreement) for a certificated Bond that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security (as defined in the Registration Rights Agreement), if the transferor thereof certifies in writing to the security registrar that such sale or transfer was made in reliance on Rule 144.

                  (iii) After a transfer of any Initial Bonds pursuant to and during the period of the effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to such Initial Bonds all requirements pertaining to legends on such Initial Bonds with respect to such Bonds transferred will cease to apply and Initial Bonds in global form, without restrictive transfer legends, will be available to the transferee of the holder of such Initial Bonds upon written directions to transfer such holder's interest in the Global Bond.

                  (iv) Upon the consummation of a registered exchange offer with respect to the Initial Bonds, Exchange Bonds in global form will be available to holders that exchange such Initial Bonds in such registered exchange offer.

            (c) Cancellation or Adjustment of Global Bond. At such time as all beneficial interests in a Global Bond have either been exchanged for certificated Bonds, redeemed, purchased or canceled, such Global Bond shall be canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Bond is exchanged for certificated Bonds, redeemed, purchased or canceled, the principal amount of Bonds represented by such Global Bond shall be reduced and an adjustment shall be made on the books and records of the securities custodian with respect to such Global Bond.

            (d) Obligations with Respect to Transfers and Exchanges of Bonds.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Bonds and Global Bonds at the security registrar's request.

                  (ii) No service charge shall be made for registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments or similar governmental charge payable in connection therewith.

                  (iii) Prior to the due presentation for registration of transfer of any Bond, the Company, the Trustee, the paying agent or the security registrar may deem and treat the person in whose name a Bond is registered as the absolute owner of such Bond for the purpose of receiving payment of principal of and interest on such Bond and for all other purposes whatsoever, whether or not such Bond is overdue, and none of the Company, the Trustee, the paying agent or the security registrar shall be affected by notice to the contrary.

                  (iv) All Bonds issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Bonds surrendered upon such transfer or exchange.

            (e) No Obligation of Trustee.

                  (i) The Trustee (whether in its capacity as Trustee or otherwise) shall have no responsibility or obligation to any beneficial owner of a Global Bond, Agent Member or other person with respect to the accuracy of the records of the Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Bonds or with respect to the delivery to any Agent Member, beneficial owner or other person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Bonds. All notices and communications to be given to the holders and all payments to be made to holders under the Bonds shall be given or made only to or upon the order of the registered holders (which shall be the Depository or its nominee in the case of a Global Bond). The rights of beneficial owners in any Global Bond shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Agent Members and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Bond (including any transfers between or among Agent Members or beneficial owners in any Global Bond) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture.

            5.03 Certificated Bonds.

            (a) A Global Bond deposited with the Depository or with the Trustee as securities custodian pursuant to Section 5.01 shall be transferred to the beneficial owners thereof in the form of certificated Bonds in an aggregate principal amount equal to the principal amount of such Global Bond, in exchange for such Global Bond, only if such transfer complies with this Section 5.03 and the conditions set forth in Article II of the Indenture.

            (b) Any Global Bond that is transferable to the beneficial owners thereof pursuant to this Section 5.03 shall be surrendered by the Depository to the Trustee at its corporate trust office to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Bond, an equal aggregate principal amount of certificated Bonds of authorized denominations. Any portion of a Global Bond transferred pursuant to this Section 5.03 shall be executed, authenticated and delivered only in denominations of $1,000 principal amount and any integral multiple thereof and registered in such names as the Depository shall direct. Any certificated Initial Bond delivered in exchange for an interest in the Global Bond shall bear the restricted securities legend set forth in Section 5.02(b) hereof.

            (c) Subject to the provisions of Section 5.03(b), the registered holder of a Global Bond shall be entitled to grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under the Indenture or the Bonds.

            5.04 Issuance of Exchange Bonds. The Trustee shall not authenticate the 2009 Bonds, Series N, the 2012 Bonds, Series O or the 2016 Bonds, Series P for issuance until (i) such bonds are issued in principal amount equal to the principal amount of retired 2009 Bonds, Series K, 2012 Bonds, Series L and 2016 Bonds, Series M, respectively, made the basis for such issuance in accordance with Article V of the Indenture and (ii) the Trustee shall have received (or shall receive concurrently with the granting of the application of the Company for the authentication and delivery by the Trustee of such bonds) the documents required by Article V of the Indenture.

            SECTION 6. The 2009 Bonds, Series K, the 2009 Bonds, Series N, the 2012 Bonds, Series L, the 2012 Bonds, Series O, the 2016 Bonds, Series M and the 2016 Bonds, Series P, are redeemable upon notice given by mailing the same, postage prepaid, not less than thirty days nor more than sixty days prior to the date fixed for redemption to each registered holder of a bond to be redeemed (in whole or in part) at the last address of such holder appearing on the registry books. Any or all of the bonds of this series may be redeemed by the Company, at any time and from time to time prior to maturity, at a redemption price equal to the greater of (1) 100% of the principal amount of the Bonds and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of principal and interest on the Bonds discounted to the redemption date semiannually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus: (i) in the case of the 2009 Bonds, Series K, the 2009 Bonds, Series N, the 2012 Bonds, Series L or the 2012 Bonds, Series O, 20 basis points plus accrued interest on the Bonds to the date of redemption and (ii) in the case of the 2016 Bonds, Series M or the 2016 Bonds, Series P, 25 basis points plus accrued interest on the Bonds to the date of redemption.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue (as defined below), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined below) for such redemption date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds.

            "Independent Investment Banker" means either Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, or, if such firms are unwilling or unable to select the Comparable Treasury Issues, an independent banking institution of national standing selected by the Company.

            "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (2) if such release (or any successor release) is not published or does not contain such prices on such business day, (a) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer (as defined below) and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

            "Reference Treasury Dealer" means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall replace that former dealer with another Primary Treasury Dealer and (2) up to four other Primary Treasury Dealers selected by the Company.

            "Remaining Scheduled Payments" means, with respect to each Bond to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if that redemption date is prior to an interest payment date with respect to such Bond, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that redemption date.

            SECTION 7. The 2009 Bonds, Series K, the 2009 Bonds, Series N, the 2012 Bonds, Series L, the 2012 Bonds, Series O, the 2016 Bonds, Series M and the 2016 Bonds, Series P are not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth in Section 6 hereof.

            SECTION 8. The Company reserves the right, without any consent, vote or other action by the holders of the 2009 Bonds, Series K, the 2009 Bonds, Series N, the 2012 Bonds, Series L, the 2012 Bonds, Series O, the 2016 Bonds, Series M and the 2016 Bonds, Series P, or of any subsequent series of bonds issued under the Indenture, to make such amendments to the Indenture, as supplemented, as shall be necessary in order to amend Section 17.02 to read as follows:

            SECTION 17.02. With the consent of the holders of not less than a majority in principal amount of the bonds at the time outstanding or their attorneys-in-fact duly authorized, or, if fewer than all series are affected, not less than a majority in principal amount of the bonds at the time outstanding of each series the rights of the holders of which are affected, voting together, the Company, when authorized by a resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable on the redemption thereof, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of this Indenture, without the consent of the holders of all the bonds then outstanding, or (3) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the rights of holders thereof against the Company or against its property. The Trustee may in its discretion determine whether or not, in accordance with the foregoing, bonds of any particular series would be affected by any supplemental indenture and any such determination shall be conclusive upon the holders of bonds of such series and all other series. Subject to the provisions of Sections 16.02 and 16.03 hereof, the Trustee shall not be liable for any determination made in good faith in connection herewith.

                  Upon the written request of the Company, accompanied by a
            resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

                  It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  The Company and the Trustee, if they so elect, and either
            before or after such consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to ask such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto.

                  Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            SECTION 9. As supplemented and amended as above set forth, the Indenture is in all respects ratified and confirmed, and the Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

            SECTION 10. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or of the Indenture as hereby supplemented or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein (other than those contained in the sixth, seventh and eighth recitals hereof), all of which recitals and statements are made solely by the Company.

            SECTION 11. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

            SECTION 12. In the event the date of any notice required or permitted hereunder shall not be a Business Day (as defined below), then (notwithstanding any other provision of the Indenture or of any supplemental indenture thereto) such notice need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for such notice. "Business Day" means, with respect to this
Section 12, any day, other than a Saturday or Sunday, on which banks generally are open in New York, New York for the conduct of substantially all of their commercial lending activities and on which interbank wire transfers can be made on the Fedwire system.

            SECTION 13. This Supplemental Indenture, the 2009 Bonds, Series K, the 2009 Bonds, Series N, the 2012 Bonds, Series L, the 2012 Bonds, Series O, the 2016 Bonds, Series M and the 2016 Bonds, Series P shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of Michigan, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

            SECTION 14. Detailed Description of Property Mortgaged:

                                       I.

                       ELECTRIC GENERATING PLANTS AND DAMS

            All the electric generating plants and stations of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including all powerhouses, buildings, reservoirs, dams, pipelines, flumes, structures and works and the land on which the same are situated and all water rights and all other lands and easements, rights of way, permits, privileges, towers, poles, wires, machinery, equipment, appliances, appurtenances and supplies and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such plants and stations or any of them, or adjacent thereto.

                                      II.

                           ELECTRIC TRANSMISSION LINES

            All the electric transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including towers, poles, pole lines, wires, switches, switch racks, switchboards, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation. Also all the real property, rights of way, easements, permits, privileges and rights for or relating to the construction, maintenance or operation of certain transmission lines, the land and rights for which are owned by the Company, which are either not built or now being constructed.

                                      III.

                          ELECTRIC DISTRIBUTION SYSTEMS

            All the electric distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including substations, transformers, switchboards, towers, poles, wires, insulators, subways, trenches, conduits, manholes, cables, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

                                      IV.

               ELECTRIC SUBSTATIONS, SWITCHING STATIONS AND SITES

            All the substations, switching stations and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for transforming, regulating, converting or distributing or otherwise controlling electric current at any of its plants and elsewhere, together with all buildings, transformers, wires, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such substations and switching stations, or adjacent thereto, with sites to be used for such purposes.

                                       V.

                 GAS COMPRESSOR STATIONS, GAS PROCESSING PLANTS,
        DESULPHURIZATION STATIONS, METERING STATIONS, ODORIZING STATIONS,
                              REGULATORS AND SITES

            All the compressor stations, processing plants, desulphurization stations, metering stations, odorizing stations, regulators and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for compressing, processing, desulphurizing, metering, odorizing and regulating manufactured or natural gas at any of its plants and elsewhere, together with all buildings, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such purposes, with sites to be used for such purposes.

                                      VI.

                               GAS STORAGE FIELDS

            The natural gas rights and interests of the Company, including wells and well lines (but not including natural gas, oil and minerals), the gas gathering system, the underground gas storage rights, the underground gas storage wells and injection and withdrawal system used in connection therewith, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture: In the Overisel Gas Storage Field, located in the Township of Overisel, Allegan County, and in the Township of Zeeland, Ottawa County, Michigan; in the Northville Gas Storage Field located in the Township of Salem, Washtenaw County, Township of Lyon, Oakland County, and the Townships of Northville and Plymouth and City of Plymouth, Wayne County, Michigan; in the Salem Gas Storage Field, located in the Township of Salem, Allegan County, and in the Township of Jamestown, Ottawa County, Michigan; in the Ray Gas Storage Field, located in the Townships of Ray and Armada, Macomb County, Michigan; in the Lenox Gas Storage Field, located in the Townships of Lenox and Chesterfield, Macomb County, Michigan; in the Ira Gas Storage Field, located in the Township of Ira, St. Clair County, Michigan; in the Puttygut Gas Storage Field, located in the Township of Casco, St. Clair County, Michigan; in the Four Corners Gas Storage Field, located in the Townships of Casco, China, Cottrellville and Ira, St. Clair County, Michigan; in the Swan Creek Gas Storage Field, located in the Township of Casco and Ira, St. Clair County, Michigan; and in the Hessen Gas Storage Field, located in the Townships of Casco and Columbus, St. Clair, Michigan.

                                      VII.

                             GAS TRANSMISSION LINES

            All the gas transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including gas mains, pipes, pipelines, gates, valves, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, right of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation.

                                     VIII.

                            GAS DISTRIBUTION SYSTEMS

            All the gas distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including tunnels, conduits, gas mains and pipes, service pipes, fittings, gates, valves, connections, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

                                      IX.

               OFFICE BUILDINGS, SERVICE BUILDINGS, GARAGES, ETC.

            All office, garage, service and other buildings of the Company, wherever located, in the State of Michigan, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, together with the land on which the same are situated and all easements, rights of way and appurtenances to said lands, together with all furniture and fixtures located in said buildings.

                                       X.

                            TELEPHONE PROPERTIES AND
                          RADIO COMMUNICATION EQUIPMENT

            All telephone lines, switchboards, systems and equipment of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, used or available for use in the operation of its properties, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such telephone properties or any of them or adjacent thereto; together with all real estate, rights of way, easements, permits, privileges, franchises, property, devices or rights related to the dispatch, transmission, reception or reproduction of messages, communications, intelligence, signals, light, vision or sound by electricity, wire or otherwise, including all telephone equipment installed in buildings used as general and regional offices, substations and generating stations and all telephone lines erected on towers and poles; and all radio communication equipment of the Company, together with all property, real or personal (except any in the Indenture expressly excepted), fixed stations, towers, auxiliary radio buildings and equipment, and all appurtenances used in connection therewith, wherever located, in the State of Michigan.

                                      XI.

                               OTHER REAL PROPERTY

            All other real property of the Company and all interests therein, of every nature and description (except any in the Indenture expressly excepted) wherever located, in the State of Michigan, acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture. Such real property includes but is not limited to the following described property, such property is subject to any interests that were excepted or reserved in the conveyance to the Company:

                                  ALCONA COUNTY

      Certain land in Caledonia Township, Alcona County, Michigan described as:

            The East 330 feet of the South 660 feet of the SW 1/4 of the SW 1/4 of Section 8, T28N, R8E, except the West 264 feet of the South 330 feet thereof; said land being more particularly described as follows: To find the place of beginning of this description, commence at the Southwest corner of said section, run thence East along the South line of said section 1243 feet to the place of beginning of this description, thence continuing East along said South line of said section 66 feet to the West 1/8 line of said section, thence N 02 degrees 09' 30" E along the said West 1/8 line of said section 660 feet, thence West 330 feet, thence S 02 degrees 09' 30" W, 330 feet, thence East 264 feet, thence S 02 degrees 09' 30" W, 330 feet to the place of beginning.

                                 ALLEGAN COUNTY

      Certain land in Lee Township, Allegan County, Michigan described as:

               The NE 1/4 of the NW 1/4 of Section 16, T1N, R15W.

                                  ALPENA COUNTY

      Certain land in Wilson and Green Townships, Alpena County, Michigan described as:

            All that part of the S'ly 1/2 of the former Boyne City-Gaylord and Alpena Railroad right of way, being the Southerly 50 feet of a 100 foot strip of land formerly occupied by said Railroad, running from the East line of Section 31, T31N, R7E, Southwesterly across said Section 31 and Sections 5 and 6 of T30N, R7E and Sections 10, 11 and the E 1/2 of Section 9, except the West 1646 feet thereof, all in T30N, R6E.

                                  ANTRIM COUNTY

      Certain land in Mancelona Township, Antrim County, Michigan described as:

            The S 1/2 of the NE 1/4 of Section 33, T29N, R6W, excepting therefrom all mineral, coal, oil and gas and such other rights as were reserved unto the State of Michigan in that certain deed running from the State of Michigan to August W. Schack and Emma H. Schack, his wife, dated April 15, 1946 and recorded May 20, 1946 in Liber 97 of Deeds on page 682 of Antrim County Records.

                                  ARENAC COUNTY

      Certain land in Standish Township, Arenac County, Michigan described as:

            A parcel of land in the SW 1/4 of the NW 1/4 of Section 12, T18N, R4E, described as follows: To find the place of beginning of said parcel of land, commence at the Northwest corner of Section 12, T18N, R4E; run thence South along the West line of said section, said West line of said section being also the center line of East City Limits Road 2642.15 feet to the W 1/4 post of said section and the place of beginning of said parcel of land; running thence N 88 degrees 26' 00" E along the East and West 1/4 line of said section, 660.0 feet; thence North parallel with the West line of said section, 310.0 feet; thence S 88 degrees 26' 00" W,
      330.0 feet; thence South parallel with the West line of said section,
      260.0 feet; thence S 88 degrees 26' 00" W, 330.0 feet to the West line of said section and the center line of East City Limits Road; thence South along the said West line of said section, 50.0 feet to the place of beginning.

                                  BARRY COUNTY

      Certain land in Johnstown Township, Barry County, Michigan described as:

            A strip of land 311 feet in width across the SW 1/4 of the NE 1/4 of
      Section 31, T1N, R8W, described as follows: To find the place of beginning of this description, commence at the E 1/4 post of said section; run thence N 00 degrees 55' 00" E along the East line of said section, 555.84 feet; thence N 59 degrees 36' 20" W, 1375.64 feet; thence N 88 degrees 30' 00" W, 130 feet to a point on the East 1/8 line of said section and the place of beginning of this description; thence continuing N 88 degrees 30' 00" W, 1327.46 feet to the North and South 1/4 line of said section; thence S 00 degrees 39'35" W along said North and South 1/4 line of said section, 311.03 feet to a point, which said point is 952.72 feet distant N'ly from the East and West 1/4 line of said section as measured along said North and South 1/4 line of said section; thence S 88 degrees 30' 00" E, 1326.76 feet to the East 1/8 line of said section; thence N 00 degrees 47' 20" E along said East 1/8 line of said section, 311.02 feet to the place of beginning.

                                   BAY COUNTY

      Certain land in Frankenlust Township, Bay County, Michigan described as:

            The South 250 feet of the N 1/2 of the W 1/2 of the W 1/2 of the SE 1/4 of Section 9, T13N, R4E.

                                  BENZIE COUNTY

      Certain land in Benzonia Township, Benzie County, Michigan described as:

            A parcel of land in the Northeast 1/4 of Section 7, Township 26 North, Range 14 West, described as beginning at a point on the East line of said Section 7, said point being 320 feet North measured along the East line of said section from the East 1/4 post; running thence West 165 feet; thence North parallel with the East line of said section 165 feet; thence East 165 feet to the East line of said section; thence South 165 feet to the place of beginning.

                                  BRANCH COUNTY

      Certain land in Girard Township, Branch County, Michigan described as:

            A parcel of land in the NE 1/4 of Section 23 T5S, R6W, described as beginning at a point on the North and South quarter line of said section at a point 1278.27 feet distant South of the North quarter post of said section, said distance being measured along the North and South quarter line of said section, running thence S89 degrees 21'E 250 feet, thence North along a line parallel with the said North and South quarter line of said section 200 feet, thence N89 degrees 21'W 250 feet to the North and South quarter line of said section, thence South along said North and South quarter line of said section 200 feet to the place of beginning.

                                 CALHOUN COUNTY

      Certain land in Convis Township, Calhoun County, Michigan described as:

            A parcel of land in the SE 1/4 of the SE 1/4 of Section 32, T1S, R6W, described as follows: To find the place of beginning of this description, commence at the Southeast corner of said section; run thence North along the East line of said section 1034.32 feet to the place of beginning of this description; running thence N 89 degrees 39' 52" W,
      333.0 feet; thence North 290.0 feet to the South 1/8 line of said section; thence S 89 degrees 39' 52" E along said South 1/8 line of said section
      333.0 feet to the East line of said section; thence South along said East line of said section 290.0 feet to the place of beginning. (Bearings are based on the East line of Section 32, T1S, R6W, from the Southeast corner of said section to the Northeast corner of said section assumed as North.)

                                   CASS COUNTY

      Certain easement rights located across land in Marcellus Township, Cass County, Michigan described as:

      The East 6 rods of the SW 1/4 of the SE 1/4 of Section 4, T5S, R13W.

                                CHARLEVOIX COUNTY

      Certain land in South Arm Township, Charlevoix County, Michigan described as:

            A parcel of land in the SW 1/4 of Section 29, T32N, R7W, described as follows: Beginning at the Southwest corner of said section and running thence North along the West line of said section 788.25 feet to a point which is 528 feet distant South of the South 1/8 line of said section as measured along the said West line of said section; thence N 89 degrees 30' 19" E, parallel with said South 1/8 line of said section 442.1 feet; thence South 788.15 feet to the South line of said section; thence S 89 degrees 29' 30" W, along said South line of said section 442.1 feet to the place of beginning.

                                CHEBOYGAN COUNTY

      Certain land in Inverness Township, Cheboygan County, Michigan described as:

            A parcel of land in the SW frl 1/4 of Section 31, T37N, R2W, described as beginning at the Northwest corner of the SW frl 1/4, running thence East on the East and West quarter line of said Section, 40 rods, thence South parallel to the West line of said Section 40 rods, thence West 40 rods to the West line of said Section, thence North 40 rods to the place of beginning.

                                  CLARE COUNTY

      Certain land in Frost Township, Clare County, Michigan described as:

            The East 150 feet of the North 225 feet of the NW 1/4 of the NW 1/4 of Section 15, T20N, R4W.

                                 CLINTON COUNTY

      Certain land in Watertown Township, Clinton County, Michigan described as:

            The NE 1/4 of the NE 1/4 of the SE 1/4 of Section 22, and the North 165 feet of the NW 1/4 of the NE 1/4 of the SE 1/4 of Section 22, T5N, R3W.

                                 CRAWFORD COUNTY

      Certain land in Lovells Township, Crawford County, Michigan described as:

            A parcel of land in Section 1, T28N, R1W, described as: Commencing at NW corner said section; thence South 89 degrees 53'30" East along North section line 105.78 feet to point of beginning; thence South 89 degrees 53'30" East along North section line 649.64 feet; thence South 55 degrees 42'30" East 340.24 feet; thence South 55 degrees 44' 37"" East 5,061.81 feet to the East section line; thence South 00 degrees 00' 08"" West along East section line 441.59 feet; thence North 55 degrees 44' 37" West 5,310.48 feet; thence North 55 degrees 42'30" West 877.76 feet to point of beginning.

                                  EATON COUNTY

      Certain land in Eaton Township, Eaton County, Michigan described as:

            A parcel of land in the SW 1/4 of Section 6, T2N, R4W, described as follows: To find the place of beginning of this description commence at the Southwest corner of said section; run thence N 89 degrees 51' 30" E along the South line of said section 400 feet to the place of beginning of this description; thence continuing N 89 degrees 51' 30" E, 500 feet; thence N 00 degrees 50' 00" W, 600 feet; thence S 89 degrees 51' 30" W parallel with the South line of said section 500 feet; thence S 00 degrees 50' 00" E, 600 feet to the place of beginning.

                                  EMMET COUNTY

      Certain land in Wawatam Township, Emmet County, Michigan described as:

            The West 1/2 of the Northeast 1/4 of the Northeast 1/4 of Section 23, T39N, R4W.

                                 GENESEE COUNTY

      Certain land in Argentine Township, Genesee County, Michigan described as:

            A parcel of land of part of the SW 1/4 of Section 8, T5N, R5E, being more particularly described as follows:

            Beginning at a point of the West line of Duffield Road, 100 feet wide, (as now established) distant 829.46 feet measured N01 degrees 42'56"W and 50 feet measured S88 degrees 14'04"W' from the South quarter corner, Section 8, T5N, R5E; thence S88 degrees 14'04"W a distance of 550 feet; thence N01 degrees 42'56"W a distance of 500 feet to a point on the North line of the South half of the Southwest quarter of said Section 8; thence N88 degrees 14'04"E along the North line of South half of the Southwest quarter of said Section 8 a distance 550 feet to a point on the West line of Duffield Road, 100 feet wide (as now established);

thence S01 degrees 42'56"E along the West line of said Duffield Road a distance of 500 feet to the point of beginning.

                                 GLADWIN COUNTY

Certain land in Secord Township, Gladwin County, Michigan described as:

      The East 400 feet of the South 450 feet of Section 2, T19N, R1E.

                              GRAND TRAVERSE COUNTY

Certain land in Mayfield Township, Grand Traverse County, Michigan described as:

      A parcel of land in the Northwest 1/4 of Section 3, T25N, R11W, described as follows: Commencing at the Northwest corner of said section, running thence S 89 degrees 19'15" E along the North line of said section and the center line of Clouss Road 225 feet, thence South 400 feet, thence N 89 degrees 19'15" W 225 feet to the West line of said section and the center line of Hannah Road, thence North along the West line of said section and the center line of Hannah Road 400 feet to the place of beginning for this description.

                                 GRATIOT COUNTY

Certain land in Fulton Township, Gratiot County, Michigan described as:

      A parcel of land in the NE 1/4 of Section 7, Township 9 North, Range 3 West, described as beginning at a point on the North line of George Street in the Village of Middleton, which is 542 feet East of the North and South one-quarter (1/4) line of said Section 7; thence North 100 feet; thence East 100 feet; thence South 100 feet to the North line of George Street; thence West along the North line of George Street 100 feet to place of beginning.

                                HILLSDALE COUNTY

Certain land in Litchfield Village, Hillsdale County, Michigan described as:

      Lot 238 of Assessors Plat of the Village of Litchfield.

                                  HURON COUNTY

Certain easement rights located across land in Sebewaing Township, Huron County, Michigan described as:

      The North 1/2 of the Northwest 1/4 of Section 15, T15N, R9E.

                                  INGHAM COUNTY

Certain land in Vevay Township, Ingham County, Michigan described as:

      A parcel of land 660 feet wide in the Southwest 1/4 of Section 7 lying South of the centerline of Sitts Road as extended to the North-South 1/4 line of said Section 7, T2N, R1W, more particularly described as follows: Commence at the Southwest corner of said Section 7, thence North along the West line of said
Section 2502.71 feet to the centerline of Sitts Road; thence South 89 degrees 54'45" East along said centerline 2282.38 feet to the place of beginning of this description; thence continuing South 89 degrees 54'45" East along said centerline and said centerline extended 660.00 feet to the North-South 1/4 line of said section; thence South 00 degrees 07'20" West 1461.71 feet; thence North 89 degrees 34'58" West 660.00 feet; thence North 00 degrees 07'20" East 1457.91 feet to the centerline of Sitts Road and the place of beginning.

                                  IONIA COUNTY

Certain land in Sebewa Township, Ionia County, Michigan described as:

      A strip of land 280 feet wide across that part of the SW 1/4 of the NE 1/4 of Section 15, T5N, R6W, described as follows:

      To find the place of beginning of this description commence at the E 1/4 corner of said section; run thence N 00 degrees 05' 38" W along the East line of said section, 1218.43 feet; thence S 67 degrees 18' 24" W, 1424.45 feet to the East 1/8 line of said section and the place of beginning of this description; thence continuing S 67 degrees 18' 24" W, 1426.28 feet to the North and South 1/4 line of said section at a point which said point is 105.82 feet distant N'ly of the center of said section as measured along said North and South 1/4 line of said section; thence N 00 degrees 04' 47" E along said North and South 1/4 line of said section, 303.67 feet; thence N 67 degrees 18' 24" E, 1425.78 feet to the East 1/8 line of said section; thence S 00 degrees 00' 26" E along said East 1/8 line of said section, 303.48 feet to the place of beginning. (Bearings are based on the East line of Section 15, T5N, R6W, from the E 1/4 corner of said section to the Northeast corner of said section assumed as N 00 degrees 05' 38" W.)

                                  IOSCO COUNTY

Certain land in Alabaster Township, Iosco County, Michigan described as:

      A parcel of land in the NW 1/4 of Section 34, T21N, R7E, described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence South along the North and South 1/4 line of said section, 1354.40 feet to the place of beginning of this description; thence continuing South along the said North and South 1/4 line of said section, 165.00 feet to a point on the said North and South 1/4 line of said section which said point is 1089.00 feet distant North of the center of said section; thence West

440.00 feet; thence North 165.00 feet; thence East 440.00 feet to the said North and South 1/4 line of said section and the place of beginning.

                                 ISABELLA COUNTY

Certain land in Chippewa Township, Isabella County, Michigan described as:

      The North 8 rods of the NE 1/4 of the SE 1/4 of Section 29, T14N, R3W.

                                 JACKSON COUNTY

Certain land in Waterloo Township, Jackson County, Michigan described as:

      A parcel of land in the North fractional part of the N fractional 1/2 of
Section 2, T1S, R2E, described as follows: To find the place of beginning of this description commence at the E 1/4 post of said section; run thence N 01 degrees 03' 40" E along the East line of said section 1335.45 feet to the North 1/8 line of said section and the place of beginning of this description; thence N 89 degrees 32' 00" W, 2677.7 feet to the North and South 1/4 line of said section; thence S 00 degrees 59' 25" W along the North and South 1/4 line of said section 22.38 feet to the North 1/8 line of said section; thence S 89 degrees 59' 10" W along the North 1/8 line of said section 2339.4 feet to the center line of State Trunkline Highway M-52; thence N 53 degrees 46' 00" W along the center line of said State Trunkline Highway 414.22 feet to the West line of said section; thence N 00 degrees 55' 10" E along the West line of said section
74.35 feet; thence S 89 degrees 32' 00" E, 5356.02 feet to the East line of said section; thence S 01 degrees 03' 40" W along the East line of said section 250 feet to the place of beginning.

                                KALAMAZOO COUNTY

Certain land in Alamo Township, Kalamazoo County, Michigan described as:

      The South 350 feet of the NW 1/4 of the NW 1/4 of Section 16, T1S, R12W, being more particularly described as follows: To find the place of beginning of this description, commence at the Northwest corner of said section; run thence S 00 degrees 36' 55" W along the West line of said section 971.02 feet to the place of beginning of this description; thence continuing S 00 degrees 36' 55" W along said West line of said section 350.18 feet to the North 1/8 line of said section; thence S 87 degrees 33' 40" E along the said North 1/8 line of said section 1325.1 feet to the West 1/8 line of said section; thence N 00 degrees 38' 25" E along the said West 1/8 line of said section 350.17 feet; thence N 87 degrees 33' 40" W, 1325.25 feet to the place of beginning.

                                 KALKASKA COUNTY

Certain land in Kalkaska Township, Kalkaska County, Michigan described as:

      The NW 1/4 of the SW 1/4 of Section 4, T27N, R7W, excepting therefrom all mineral, coal, oil and gas and such other rights as were reserved unto the State of Michigan in that certain deed running from the Department of Conservation for the State of Michigan to George Welker and Mary Welker, his wife, dated October 9, 1934 and recorded December 28, 1934 in Liber 39 on page 291 of Kalkaska County Records, and subject to easement for pipeline purposes as granted to Michigan Consolidated Gas Company by first party herein on April 4, 1963 and recorded June 21, 1963 in Liber 91 on page 631 of Kalkaska County Records.

                                   KENT COUNTY

Certain land in Caledonia Township, Kent County, Michigan described as:

      A parcel of land in the Northwest fractional 1/4 of Section 15, T5N, R10W, described as follows: To find the place of beginning of this description commence at the North 1/4 corner of said section, run thence S 0 degrees 59' 26" E along the North and South 1/4 line of said section 2046.25 feet to the place of beginning of this description, thence continuing S 0 degrees 59' 26" E along said North and South 1/4 line of said section 332.88 feet, thence S 88 degrees 58' 30" W 2510.90 feet to a point herein designated "Point A" on the East bank of the Thornapple River, thence continuing S 88 degrees 53' 30" W to the center thread of the Thornapple River, thence NW'ly along the center thread of said Thornapple River to a point which said point is S 88 degrees 58' 30" W of a point on the East bank of the Thornapple River herein designated "Point B", said "Point B" being N 23 degrees 41' 35" W 360.75 feet from said above-described "Point A", thence N 88 degrees 58' 30" E to said "Point B", thence continuing N 88 degrees 58' 30" E 2650.13 feet to the place of beginning. (Bearings are based on the East line of Section 15, T5N, R10W between the East 1/4 corner of said section and the Northeast corner of said section assumed as N 0 degrees 59' 55" W.)

                                   LAKE COUNTY

Certain land in Pinora and Cherry Valley Townships, Lake County, Michigan described as:

      A strip of land 50 feet wide East and West along and adjoining the West line of highway on the East side of the North 1/2 of Section 13 T18N, R12W. Also a strip of land 100 feet wide East and West along and adjoining the East line of the highway on the West side of following described land: The South 1/2 of NW 1/4, and the South 1/2 of the NW 1/4 of the SW 1/4, all in Section 6, T18N, R11W.

                                  LAPEER COUNTY

Certain land in Hadley Township, Lapeer County, Michigan described as:

      The South 825 feet of the W 1/2 of the SW 1/4 of Section 24, T6N, R9E, except the West 1064 feet thereof.

                                 LEELANAU COUNTY

Certain land in Cleveland Township, Leelanau County, Michigan described as:

      The North 200 feet of the West 180 feet of the SW 1/4 of the SE 1/4 of
Section 35, T29N, R13W.

                                 LENAWEE COUNTY

Certain land in Madison Township, Lenawee County, Michigan described as:

      A strip of land 165 feet wide off the West side of the following described premises: The E 1/2 of the SE 1/4 of Section 12. The E 1/2 of the NE 1/4 and the NE 1/4 of the SE 1/4 of Section 13, being all in T7S, R3E, excepting therefrom a parcel of land in the E 1/2 of the SE 1/4 of Section 12, T7S, R3E, beginning at the Northwest corner of said E 1/2 of the SE 1/4 of Section 12, running thence East 4 rods, thence South 6 rods, thence West 4 rods, thence North 6 rods to the place of beginning.

                                LIVINGSTON COUNTY

Certain land in Cohoctah Township, Livingston County, Michigan described as:

      Parcel 1

      The East 390 feet of the East 50 rods of the SW 1/4 of Section 30, T4N,
R4E.

      Parcel 2

      A parcel of land in the NW 1/4 of Section 31, T4N, R4E, described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence N 89 degrees 13' 06" W along the North line of said section, 330 feet to the place of beginning of this description; running thence S 00 degrees 52' 49" W, 2167.87 feet; thence N 88 degrees 59' 49" W, 60 feet; thence N 00 degrees 52' 49" E, 2167.66 feet to the North line of said section; thence S 89 degrees 13' 06" E along said North line of said section, 60 feet to the place of beginning.

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                                  MACOMB COUNTY

Certain land in Macomb Township, Macomb County, Michigan described as:

      A parcel of land commencing on the West line of the E 1/2 of the NW 1/4 of fractional Section 6, 20 chains South of the NW corner of said E 1/2 of the NW 1/4 of Section 6; thence South on said West line and the East line of A. Henry Kotner's Hayes Road Subdivision #15, according to the recorded plat thereof, as recorded in Liber 24 of Plats, on page 7, 24.36 chains to the East and West 1/4 line of said Section 6; thence East on said East and West 1/4 line 8.93 chains; thence North parallel with the said West line of the E 1/2 of the NW 1/4 of
Section 6, 24.36 chains; thence West 8.93 chains to the place of beginning, all in T3N, R13E.

                                 MANISTEE COUNTY

Certain land in Manistee Township, Manistee County, Michigan described as:

      A parcel of land in the SW 1/4 of Section 20, T22N, R16W, described as follows: To find the place of beginning of this description, commence at the Southwest corner of said section; run thence East along the South line of said section 832.2 feet to the place of beginning of this description; thence continuing East along said South line of said section 132 feet; thence North 198 feet; thence West 132 feet; thence South 198 feet to the place of beginning, excepting therefrom the South 2 rods thereof which was conveyed to Manistee Township for highway purposes by a Quitclaim Deed dated June 13, 1919 and recorded July 11, 1919 in Liber 88 of Deeds on page 638 of Manistee County Records.

                                  MASON COUNTY

Certain land in Riverton Township, Mason County, Michigan described as:

      Parcel 1

      The South 10 acres of the West 20 acres of the S 1/2 of the NE 1/4 of
Section 22, T17N, R17W.

      Parcel 2

      A parcel of land containing 4 acres of the West side of highway, said parcel of land being described as commencing 16 rods South of the Northwest corner of the NW 1/4 of the SW 1/4 of Section 22, T17N, R17W, running thence South 64 rods, thence NE'ly and N'ly and NW'ly along the W'ly line of said highway to the place of beginning, together with any and all right, title, and interest of Howard C. Wicklund and Katherine E. Wicklund in and to that portion of the hereinbefore mentioned highway lying adjacent to the E'ly line of said above described land.

                                 MECOSTA COUNTY

Certain land in Wheatland Township, Mecosta County, Michigan described as:

      A parcel of land in the SW 1/4 of the SW 1/4 of Section 16, T14N, R7W, described as beginning at the Southwest corner of said section; thence East along the South line of Section 133 feet; thence North parallel to the West section line 133 feet; thence West 133 feet to the West line of said Section; thence South 133 feet to the place of beginning.

                                 MIDLAND COUNTY

Certain land in Ingersoll Township, Midland County, Michigan described as:

      The West 200 feet of the W 1/2 of the NE 1/4 of Section 4, T13N, R2E.

                                MISSAUKEE COUNTY

Certain land in Norwich Township, Missaukee County, Michigan described as:

      A parcel of land in the NW 1/4 of the NW 1/4 of Section 16, T24N, R6W, described as follows: Commencing at the Northwest corner of said section, running thence N 89 degrees 01' 45" E along the North line of said section
233.00 feet; thence South 233.00 feet; thence S 89 degrees 01' 45" W, 233.00 feet to the West line of said section; thence North along said West line of said section 233.00 feet to the place of beginning. (Bearings are based on the West line of Section 16, T24N, R6W, between the Southwest and Northwest corners of said section assumed as North.)

                                  MONROE COUNTY

Certain land in Whiteford Township, Monroe County, Michigan described as:

      A parcel of land in the SW1/4 of Section 20, T8S, R6E, described as follows: To find the place of beginning of this description commence at the S 1/4 post of said section; run thence West along the South line of said section 1269.89 feet to the place of beginning of this description; thence continuing West along said South line of said section 100 feet; thence N 00 degrees 50' 35" E, 250 feet; thence East 100 feet; thence S 00 degrees 50' 35" W parallel with and 16.5 feet distant W'ly of as measured perpendicular to the West 1/8 line of said section, as occupied, a distance of 250 feet to the place of beginning.

                                 MONTCALM COUNTY

Certain land in Crystal Township, Montcalm County, Michigan described as:

      The N 1/2 of the S 1/2 of the SE 1/4 of Section 35, T10N, R5W.

                               MONTMORENCY COUNTY

Certain land in the Village of Hillman, Montmorency County, Michigan described as:

      Lot 14 of Hillman Industrial Park, being a subdivision in the South 1/2 of the Northwest 1/4 of Section 24, T31N, R4E, according to the plat thereof recorded in Liber 4 of Plats on Pages 32-34, Montmorency County Records.

                                 MUSKEGON COUNTY

Certain land in Casnovia Township, Muskegon County, Michigan described as:

      The West 433 feet of the North 180 feet of the South 425 feet of the SW 1/4 of Section 3, T10N, R13W.

                                 NEWAYGO COUNTY

Certain land in Ashland Township, Newaygo County, Michigan described as:

      The West 250 feet of the NE 1/4 of Section 23, T11N, R13W.

                                 OAKLAND COUNTY

Certain land in Wixcom City, Oakland County, Michigan described as:

      The E 75 feet of the N 160 feet of the N 330 feet of the W 526.84 feet of the NW 1/4 of the NW 1/4 of Section 8, T1N, R8E, more particularly described as follows: Commence at the NW corner of said Section 8, thence N 87 degrees 14' 29" E along the North line of said Section 8 a distance of 451.84 feet to the place of beginning for this description; thence continuing N 87 degrees 14' 29" E along said North section line a distance of 75.0 feet to the East line of the West 526.84 feet of the NW 1/4 of the NW 1/4 of said Section 8; thence S 02 degrees 37' 09" E along said East line a distance of 160.0 feet; thence S 87 degrees 14' 29" W a distance of 75.0 feet; thence N 02 degrees 37' 09" W a distance of 160.0 feet to the place of beginning.

                                  OCEANA COUNTY

Certain land in Crystal Township, Oceana County, Michigan described as:

      The East 290 feet of the SE 1/4 of the NW 1/4 and the East 290 feet of the NE 1/4 of the SW 1/4, all in Section 20, T16N,R16W.

                                  OGEMAW COUNTY

Certain land in West Branch Township, Ogemaw County, Michigan described as:

      The South 660 feet of the East 660 feet of the NE 1/4 of the NE 1/4 of
Section 33, T22N, R2E.

                                 OSCEOLA COUNTY

Certain land in Hersey Township, Osceola County, Michigan described as:

      A parcel of land in the North 1/2 of the Northeast 1/4 of Section 13, T17N, R9W, described as commencing at the Northeast corner of said Section; thence West along the North Section line 999 feet to the point of beginning of this description; thence S 01 degrees 54' 20" E 1327.12 feet to the North 1/8 line; thence S 89 degrees 17' 05" W along the North 1/8 line 330.89 feet; thence N 01 degrees 54' 20" W 1331.26 feet to the North Section line; thence East along the North Section line 331 feet to the point of beginning.

                                  OSCODA COUNTY

Certain land in Comins Township, Oscoda County, Michigan described as:

      The East 400 feet of the South 580 feet of the W 1/2 of the SW 1/4 of
Section 15, T27N, R3E.

                                  OTSEGO COUNTY

Certain land in Corwith Township, Otsego County, Michigan described as:

      Part of the NW 1/4 of the NE 1/4 of Section 28, T32N, R3W, described as:
Beginning at the N 1/4 corner of said section; running thence S 89 degrees 04' 06" E along the North line of said section, 330.00 feet; thence S 00 degrees 28' 43" E, 400.00 feet; thence N 89 degrees 04' 06" W, 330.00 feet to the North and South 1/4 line of said section; thence N 00 degrees 28' 43" W along the said North and South 1/4 line of said section, 400.00 feet to the point of beginning; subject to the use of the N'ly 33.00 feet thereof for highway purposes.

                                  OTTAWA COUNTY

Certain land in Robinson Township, Ottawa County, Michigan described as:

      The North 660 feet of the West 660 feet of the NE 1/4 of the NW 1/4 of
Section 26, T7N, R15W.

                               PRESQUE ISLE COUNTY

Certain land in Belknap and Pulawski Townships, Presque Isle County, Michigan described as:

      Part of the South half of the Northeast quarter, Section 24, T34N, R5E, and part of the Northwest quarter, Section 19, T34N, R6E, more fully described as: Commencing at the East 1/4 corner of said Section 24; thence N 00 degrees 15'47" E, 507.42 feet, along the East line of said Section 24 to the point of beginning; thence S 88 degrees 15'36" W, 400.00 feet, parallel with the North 1/8 line of said Section 24; thence N 00 degrees 15'47" E, 800.00 feet, parallel with said East line of Section 24; thence N 88 degrees 15'36"E, 800.00 feet, along said North 1/8 line of Section 24 and said line extended; thence S 00 degrees 15'47" W, 800.00 feet, parallel with said East line of Section 24; thence S 88 degrees 15'36" W, 400.00 feet, parallel with said North 1/8 line of
Section 24 to the point of beginning.

      Together with a 33 foot easement along the West 33 feet of the Northwest quarter lying North of the North 1/8 line of Section 24, Belknap Township, extended, in Section 19, T34N, R6E.

                                ROSCOMMON COUNTY

Certain land in Gerrish Township, Roscommon County, Michigan described as:

      A parcel of land in the NW 1/4 of Section 19, T24N, R3W, described as follows: To find the place of beginning of this description commence at the Northwest corner of said section, run thence East along the North line of said section 1,163.2 feet to the place of beginning of this description (said point also being the place of intersection of the West 1/8 line of said section with the North line of said section), thence S 01 degrees 01' E along said West 1/8 line 132 feet, thence West parallel with the North line of said section 132 feet, thence N 01 degrees 01' W parallel with said West 1/8 line of said section 132 feet to the North line of said section, thence East along the North line of said section 132 feet to the place of beginning.

                                 SAGINAW COUNTY

Certain land in Chapin Township, Saginaw County, Michigan described as:

      A parcel of land in the SW 1/4 of Section 13, T9N, R1E, described as follows: To find the place of beginning of this description commence at the Southwest corner of said section; run thence North along the West line of said section 1581.4 feet to the place of beginning of this description; thence continuing North along said West line of said section 230 feet to the center line of a creek; thence S 70 degrees 07' 00" E along said center line of said creek 196.78 feet; thence South 163.13 feet; thence West 185 feet to the West line of said section and the place of beginning.

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

                                 SANILAC COUNTY

Certain easement rights located across land in Minden Township, Sanilac County, Michigan described as:

      The Southeast 1/4 of the Southeast 1/4 of Section 1, T14N, R14E, excepting therefrom the South 83 feet of the East 83 feet thereof.

                                SHIAWASSEE COUNTY

Certain land in Burns Township, Shiawassee County, Michigan described as:

      The South 330 feet of the E 1/2 of the NE 1/4 of Section 36, T5N, R4E.

                                ST. CLAIR COUNTY

Certain land in Ira Township, St. Clair County, Michigan described as:

      The N 1/2 of the NW 1/4 of the NE 1/4 of Section 6, T3N, R15E.

                                ST. JOSEPH COUNTY

Certain land in Mendon Township, St. Joseph County, Michigan described as:

      The North 660 feet of the West 660 feet of the NW 1/4 of SW 1/4, Section 35, T5S, R10W.

                                 TUSCOLA COUNTY

Certain land in Millington Township, Tuscola County, Michigan described as:

      A strip of land 280 feet wide across the East 96 rods of the South 20 rods of the N 1/2 of the SE 1/4 of Section 34, T10N, R8E, more particularly described as commencing at the Northeast corner of Section 3, T9N, R8E, thence S 89 degrees 55' 35" W along the South line of said Section 34 a distance of 329.65 feet, thence N 18 degrees 11' 50" W a distance of 1398.67 feet to the South 1/8 line of said Section 34 and the place of beginning for this description; thence continuing N 18 degrees 11' 50" W a distance of 349.91 feet; thence N 89 degrees 57' 01" W a distance of 294.80 feet; thence S 18 degrees 11' 50" E a distance of
350.04 feet to the South 1/8 line of said Section 34; thence S 89 degrees 58' 29" E along the South 1/8 line of said section a distance of 294.76 feet to the place of beginning.

                                VAN BUREN COUNTY

Certain land in Covert Township, Van Buren County, Michigan described as:

      All that part of the West 20 acres of the N 1/2 of the NE fractional 1/4 of Section 1, T2S, R17W, except the West 17 rods of the North 80 rods, being more particularly described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence N 89 degrees 29' 20" E along the North line of said section 280.5 feet to the place of beginning of this description; thence continuing N 89 degrees 29' 20" E along said North line of said section 288.29 feet; thence S 00 degrees 44' 00" E, 1531.92 feet; thence S 89 degrees 33' 30" W, 568.79 feet to the North and South 1/4 line of said section; thence N 00 degrees 44' 00" W along said North and South 1/4 line of said section 211.4 feet; thence N 89 degrees 29' 20" E, 280.5 feet; thence N 00 degrees 44' 00" W, 1320 feet to the North line of said section and the place of beginning.

                                WASHTENAW COUNTY

Certain land in Manchester Township, Washtenaw County, Michigan described as:

      A parcel of land in the NE 1/4 of the NW 1/4 of Section 1, T4S, R3E, described as follows: To find the place of beginning of this description commence at the Northwest corner of said section; run thence East along the North line of said section 1355.07 feet to the West 1/8 line of said section; thence S 00 degrees 22' 20" E along said West 1/8 line of said section 927.66 feet to the place of beginning of this description; thence continuing S 00 degrees 22' 20" E along said West 1/8 line of said section 660 feet to the North 1/8 line of said section; thence N 86 degrees 36' 57" E along said North 1/8 line of said section 660.91 feet; thence N 00 degrees 22' 20" W, 660 feet; thence S 86 degrees 36' 57" W, 660.91 feet to the place of beginning.

                                  WAYNE COUNTY

Certain land in Livonia City, Wayne County, Michigan described as:

      Commencing at the Southeast corner of Section 6, T1S, R9E; thence North along the East line of Section 6 a distance of 253 feet to the point of beginning; thence continuing North along the East line of Section 6 a distance of 50 feet; thence Westerly parallel to the South line of Section 6, a distance of 215 feet; thence Southerly parallel to the East line of Section 6 a distance of 50 feet; thence easterly parallel with the South line of Section 6 a distance of 215 feet to the point of beginning.

                                 WEXFORD COUNTY

Certain land in Selma Township, Wexford County, Michigan described as:

      A parcel of land in the NW 1/4 of Section 7, T22N, R10W, described as beginning on the North line of said section at a point 200 feet East of the West line of said section, running thence East along said North section line 450 feet, thence South parallel with said West section line 350 feet, thence West parallel with said North section line 450 feet, thence North parallel with said West section line 350 feet to the place of beginning.

            SECTION 1. The Company is a transmitting utility under Section 9501(2) of the Michigan Uniform Commercial Code (M.C.L. 440.9501(2)) as defined in M.C.L. 440.9102(1)(aaaa).

            IN WITNESS WHEREOF, said Consumers Energy Company has caused this Supplemental Indenture to be executed in its corporate name by its Chairman of the Board, President, a Vice President or its Treasurer and its corporate seal to be hereunto affixed and to be attested by its Secretary or an Assistant Secretary, and said JPMorgan Chase Bank, as Trustee as aforesaid, to evidence its acceptance hereof, has caused this Supplemental Indenture to be executed in its corporate name by a Vice President and its corporate seal to be hereunto affixed and to be attested by a Trust Officer, in several counterparts, all as of the day and year first above written.

                                                 CONSUMERS ENERGY COMPANY

(SEAL)                                      By:  /s/ Laura L. Mountcastle
                                                --------------------------------
                                                 Laura L. Mountcastle
Attest:                                          Vice President and Treasurer

/s/ Joyce H. Norkey
---------------------------
Joyce H. Norkey
Assistant Secretary

Signed, sealed and delivered
by CONSUMERS ENERGY COMPANY
in the presence of

/s/ Kimberly C. Wilson
---------------------------
Kimberly C. Wilson

/s/ Sammie B. Dalton
------------------------
Sammie B. Dalton

STATE OF MICHIGAN    )
                      ss.

COUNTY OF JACKSON    )

            The foregoing instrument was acknowledged before me this 17th day of August, 2004, by Laura L. Mountcastle, Vice President and Treasurer of CONSUMERS ENERGY COMPANY, a Michigan corporation, on behalf of the corporation.

                                               /s/ Margaret Hillman
                                               ---------------------------------
                                               Margaret Hillman, Notary Public

[Seal]

                                               State of Michigan, County of
                                               Jackson
                                               My Commission Expires:  06/14/10
                                               Acting in Jackson County

                                                JPMORGAN CHASE BANK, AS TRUSTEE

(SEAL)                                          By: /s/ L. O'Brien
                                                -----------------------------
                                                        L. O'Brien
Attest:                                                 Vice President

/s/ Rosa Ciaccia
----------------------------
Rosa Ciaccia
Trust Officer

Signed, sealed and delivered
by JPMORGAN CHASE BANK
in the presence of

/s/ Nicholas Sberlati
Nicholas Sberlati
Trust Officer

/s/ Virginia Dominguez
----------------------------
Virginia Dominguez
Trust Officer

STATE OF NEW YORK    )
                        ss.
COUNTY OF NEW YORK   )

            The foregoing instrument was acknowledged before me this 17th day of August, 2004, by L. O'Brien, a Vice President of JPMORGAN CHASE BANK, a New York corporation, on behalf of the corporation.

                                            /s/ Emily Fayan
                                            ------------------------------------
                                            EMILY FAYAN
                                            Notary Public, State of New York
[Seal]                                      No.01FA4737006
                                            Qualified in Kings County
                                            Certificate Filed in New York County
                                            Commission Expires Dec. 31, 2005

Prepared by:                                When recorded, return to:
Kimberly C. Wilson                          Consumers Energy Company
One Energy Plaza, EP11-219                  Business Services Real Estate
Jackson, MI 49201                           Dept.
                                            Attn: Nancy Fisher EP7-439
                                            One Energy Plaza
                                            Jackson, MI 49201

                                      S-2